UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                                DECEMBER 14, 2004

                         MAGELLAN HEALTH SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)

             DELAWARE                       1-6639             58-1076937
   (State or Other Jurisdiction        (Commission File       (IRS Employer
         of Incorporation)                 Number)          Identification No.)

                   16 MUNSON ROAD
              FARMINGTON, CONNECTICUT                             06032
      (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (860) 507-1900

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

On December 14, 2004, Mark L. Hilson, a Director, tendered his resignation, effective December 17, 2004 in order to permit the Board to add a member with extensive health care industry background. The Board of Directors accepted Mr. Hilson's resignation and, upon the recommendation of all of the Company's independent directors and all of the Company's remaining Class 1 Directors and Class 2 Directors, the Board of Directors elected Barry M. Smith as a new Director, effective December 17, 2004. Mr. Smith will serve as a Class 1 Director, a class of Directors whose term expires at the Company's 2006 annual meeting of stockholders. There was no arrangement or understanding between Mr. Smith and any other persons pursuant to which Mr. Smith was selected as a director and there are no related party transactions between Mr. Smith and the Company. A copy of the Company's press release announcing the election of Mr. Smith is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

        99.1 Press release of Magellan Health Services, Inc., dated December 17, 2004












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                                   SIGNATURES
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MAGELLAN HEALTH SERVICES, INC.


                                    By:  /s/ Mark S. Demilio
                                       -----------------------------------------
                                         Name:   Mark S. Demilio
                                         Title:  Executive Vice President and
                                                 Chief Financial Officer
Dated:  December 17, 2004







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                                 EXHIBIT INDEX
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  EXHIBIT NO.                           EXHIBIT
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     99.1      Press release of Magellan Health Services, Inc. dated December
               17, 2004










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